UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 25, 2003
                                                         ----------------


                          Appalachian Bancshares, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                     000-21383                   58-2242407
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


829 Industrial Boulevard, Ellijay, Georgia                               30540
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 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code (706) 276-8000
                                                         ----------------


                                 Not applicable
                             ----------------------
          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed with this report:

          Exhibit No.      Description
          -----------      -----------
          99.1             Press release issued by Appalachian Bancshares, Inc.,
                           dated April 25, 2003

ITEM 9. Regulation FD Disclosure.

     On April 25, 2003, Appalachian Bancshares, Inc. (the "Company") issued a press release, announcing earnings for its first quarter ended March 31, 2003, and providing a summary of its financial condition at the end of this first quarter, a copy of which press release is attached hereto as Exhibit 99.1 (the "Earnings Release").


ITEM 12. Results of Operation and Financial Condition.

     The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Appalachian Bancshares, Inc.


                                        By:      /s/ Tracy R. Newton
                                           -------------------------------------
                                           Tracy R. Newton
                                           President and Chief Executive Officer

Dated: April 25, 2003

                                  EXHIBIT INDEX


          Exhibit No.     Description of Exhibit
          -----------     ----------------------
          99.1            Press release  issued by Appalachian Bancshares, Inc.,
                          dated April 25, 2003